Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 5 dated January 5, 2015
to
Prospectus dated September 8, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated September 8, 2014, or the Prospectus, as supplemented by Supplement No. 4 dated December 19, 2014, Supplement No. 3 dated December 18, 2014, Supplement No. 2 dated November 21, 2014 and Supplement No. 1 dated November 6, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

On December 29, 2014, the Company’s Board of Directors, or the Board, elected Peter M. Budko, currently the Company’s President and Chief Executive Officer, to serve as a Director and Chairman of the Board. Simultaneously with his appointment, Mr. Budko resigned from his position as Chief Operating Officer of the Company. In connection with this change, Nicholas S. Schorsch resigned from his roles as a Director and Chairman of the Board, effective as of that same date. Mr. Schorsch did not resign pursuant to any disagreement with the Company. Accordingly, the disclosure in the Prospectus is revised as follows:

Prospectus Summary

•	The first paragraph on page 3 of the Prospectus under the sub-heading “Potential Competitive Advantages” is hereby replaced in its entirety with the following:

“We believe we have competitive advantages over other operators in the Leveraged Loan market, including other publicly traded and public, non-listed BDCs. We expect that these advantages will enable us to deliver attractive risk-adjusted returns over time. Our advantages include the experience and track record of our Adviser’s senior investment team in investing in Leveraged Loans, our extensive credit underwriting experience and the portfolio management and BDC operations expertise of our Adviser. The principals of our Adviser, including Peter M. Budko, who also serves as our chief executive officer, president and chairman of the board of directors, Ira Wishe and Shiloh Bates, also have extensive relationships with loan syndication and trading desks, lending groups, management teams, investment bankers, and other industry sources that we believe will provide us with attractive investment opportunities. We expect to benefit from our Adviser’s ability to identify attractive investment opportunities unavailable to other providers of capital, conduct diligence on and value prospective investments, negotiate investment legal documentation and proactively manage a diversified portfolio of those investments. We believe our relationships with banks and other lenders will enable us to obtain debt financing for our business at competitive pricing and terms. Because the senior management and investment personnel of our Adviser also serve as the senior management and investment personnel of BDCA Adviser, the investment adviser to Business Development Corporation of America, or BDCA, another public, non-listed BDC, our Adviser has extensive experience in managing and operating a BDC which distinguishes our company from other BDC issuers whose advisers may not be as experienced in complying with the complex tax, regulatory and investment requirements applicable to BDCs.”

•	The second paragraph on page 4 of the Prospectus under the sub-heading “Investment Adviser” is hereby replaced in its entirety with the following:

“Our Adviser is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. Our Adviser is indirectly wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch and William M. Kahane, one of our directors. Each of Messrs. Schorsch and Kahane has over 20 years of experience in private equity, investment banking and real estate acquisitions and finance and has served as executive officers and directors of NYSE-listed companies in the real estate investment trust, or REIT and real estate development industries.”

Investment Objective and Policies

•	The first paragraph on page 62 of the Prospectus under the heading “Our Adviser” is hereby replaced in its entirety with the following:

“Under the terms of our Investment Advisory Agreement, our Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. Our Adviser is indirectly wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch and William M. Kahane, one of our directors.”

•	The first bulleted paragraph under the sub-heading “Business Strategy” on page 65 of the Prospectus is hereby replaced with the following:

“•	Utilize the experience and expertise of the principals of our Adviser. Our Adviser’s senior management team, through affiliates of AR Capital, sponsors one public, non-listed BDC and 16 public, non-listed REITs. The principals of our Adviser, including Peter M. Budko, who also serves as our chief executive officer, president and chairman of our board of directors, Ira Wishe and Shiloh Bates, have extensive relationships with loan syndication and trading desks, lending groups, management teams, investment bankers, and other industry sources that we believe will provide us with attractive investment opportunities.”

Management

•	The table under the sub-heading “Directors” on page 72 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Director Since	Expiration of Current Term
Interested Directors
Peter M. Budko	54	December 2014	2015 Annual Meeting
William M. Kahane	66	April 2014	2015 Annual Meeting
Independent Directors
Leslie D. Michelson	63	August 2014	2015 Annual Meeting
Randolph C. Read	62	December 2014	2015 Annual Meeting
Edward G. Rendell	70	August 2014	2015 Annual Meeting”

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•	The table under the sub-heading “Executive Officers” on page 72 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Position(s) Held with the Company	Executive Officer Since
Peter M. Budko	54	Chief Executive Officer and President	May 2014
Katie P. Kurtz	35	Chief Financial Officer, Treasurer and Secretary	August 2014
Walter D. Karle	46	Chief Compliance Officer	August 2014”

•	Nicholas S. Schorsch’s biography beginning on page 73 of the Prospectus is hereby replaced in its entirety with the following:

“Peter M. Budko has served as president of our company since its formation in April 2014, our chief executive officer since November 2014, as director and chairman of the board of directors of our company since December 2014 and was our chief operating officer from April 2014 until December 2014. He has also served as director and chairman of BDCA since December 2014, chief executive officer of BDCA since November 2014, and was president of BDCA from April 2012 until November 2014 and had served as its chief operating officer from January 2011 until November 2014. Mr. Budko has served as the chief executive officer of our Adviser since its formation in April 2014 and for BDCA Adviser since June 2010. He also served as the chief investment officer of BDCA from May 2010 until April 2012. Mr. Budko has also served as an executive officer of ARC RFT and ARC RFT’s advisor since their respective formations in November 2012, and as chief investment officer and a director of RCS Capital since February 2013. Mr. Budko has been a principal and a member of the investment committee of BDCA Venture Adviser, LLC, the adviser to BDCA Venture, Inc. (NASDAQ: BDCV), since July 2014. Mr. Budko was a founding partner of our Sponsor and serves or has served in various executive capacities among other public, non-listed investment programs currently or formerly sponsored by our Sponsor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006. As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset exchange solutions and qualified intermediary services for real estate exchange investors. While at Wachovia, Mr. Budko acquired over $5 billion of assets. From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990. Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank. Mr. Budko received a B.A. in Physics from the University of North Carolina.

We believe that Mr. Budko’s current experience as an executive officer of our company, the Adviser, BDCA and its adviser, BDCV Adviser, ARC RFT and ARC RFT’s advisor, as an executive officer and director of RCS Capital, as founding partner of our Sponsor and his experience in various executive capacities among other public, non-traded investment programs currently or formerly sponsored by our Sponsor, and significant prior financial services experience, make him well qualified to serve as our chairman of our board of directors.”

•	The disclosure under the sub-heading “Corporate Leadership Structure” on page 77 of the Prospectus is hereby replaced in its entirety with the following:

“Our board of directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. We believe the combined role of chairman and chief executive officer along with Mr. Kahane and three independent directors is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.”

•	The biography for Mr. Budko on page 77 of the Prospectus is deleted in its entirety.

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Portfolio Management

•	The first paragraph under the sub-heading “Our Investment Adviser” on page 79 of the Prospectus is hereby replaced in its entirety with the following:

“Our Adviser is a Delaware limited liability company formed on June 2, 2014 that has registered as an investment adviser under the Advisers Act. Our Adviser is wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch and William M. Kahane, one of our directors. The principal executive offices of our Adviser are located at 405 Park Avenue, 3rdFloor, New York, New York 10022.”

Certain Relationships and Related Party Transactions

•	The first paragraph in this section on page 88 of the Prospectus is hereby replaced in its entirety with the following:

“We have entered into an Investment Advisory Agreement with our Adviser, which is wholly owned by AR Capital, which is controlled by Nicholas S. Schorsch and William M. Kahane, one of our directors. Our executive officers and the other investment professionals of our Adviser may also serve as principals of other investment managers affiliated with our Adviser or AR Capital that may in the future manage investment funds with investment objectives similar to ours.”

Control Persons and Principal Stockholders

•	The table on page 91 of the Prospectus is replaced in its entirety with the following:

Shares Beneficially Owned as of the date of this Prospectus
“Name and Address(1)	Number	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased
5% Stockholders:
AR Capital, LLC	22,222	8.0%	*
Interested Directors:
Peter M. Budko	—	—	—
William M. Kahane	—	—	—
Independent Directors:
Leslie D. Michelson	—	—	—
Randolph C. Read	—	—	—
Edward G. Rendell	—	—	—
Officers (that are not directors)
Katie P. Kurtz	—	—	—
Walter D. Karle	—	—	—
All officers and directors as a group (9 persons)	—	—	—

_____________________________________

(1)	The address of each beneficial owner is c/o Business Development Corporation of America II, 405 Park Avenue, 3rd Floor, New York, New York 10022.
*	Less than 1.0%.”

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•	The table on page 92 of the Prospectus is replaced in its entirety with the following:

“Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Peter M. Budko	—
William M. Kahane	—
Independent Directors:
Leslie D. Michelson	—
Randolph C. Read	—
Edward G. Rendell	—

_____________________________________

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2) The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.

(3) The dollar range of equity securities beneficially owned is: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.”

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